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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): March 30, 2004


          CWALT, INC., (as depositor under the Pooling and Servicing
       Agreement, dated as of March 1, 2004, providing for the issuance of the Alternative Loan Trust 2004-J2, Mortgage Pass-Through
                        Certificates, Series 2004-J2).

                                  CWALT, INC.
            (Exact name of registrant as specified in its charter)

     Delaware                        333-110343           87-0698307
--------------------------------     ----------           ----------
(State or Other Jurisdiction         (Commission          (I.R.S. Employer
of Incorporation)                    File Number)         Identification No.)


4500 Park Granada
Calabasas, California                                          91302
---------------------                                        ---------
(Address of Principal                                       (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (818) 225-3000
                                                   --------------

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Item 5.  Other Events.

On March 30, 2004, CWALT, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of March 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as a seller ("CHL"), Park Granada LLC, as a seller ("Park Granada" and, together with CHL, the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2004-J2. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.





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Item 7.       Financial Statements, Pro Forma Financial
              Information and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

    99.1. The Pooling and Servicing Agreement, dated as of March 1, 2004, by and among the Company, Sellers, Master Servicer and the Trustee.




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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CWALT, INC.



                                             By: /s/ Darren Bigby
                                                 -------------------------------
                                                 Darren Bigby
                                                 Vice President



Dated:  July 21, 2004




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                                 Exhibit Index



Exhibit                                                                 Page

99.1.           Pooling and Servicing Agreement,
                dated as of March 1, 2004, by
                and among, the Company, Sellers,
                Master Servicer and the Trustee.                         6







                                      5